SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 2, 2005
SYMANTEC CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-17781	77-0181864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino	95014
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (408) 517-8000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

     On July 8, 2005, Symantec Corporation (“Symantec”) filed a Form 8-K to report that, pursuant to an Agreement and Plan of Reorganization dated December 15, 2004 by and among Symantec, a wholly owned subsidiary of Symantec and VERITAS Software Corporation (“VERITAS”), the Symantec subsidiary merged with and into VERITAS (the “Merger”) and VERITAS became a wholly-owned subsidiary of Symantec. The Merger closed and became effective on July 2, 2005. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below. These financial statements are filed as Exhibits 99.1, 99.3, and 99.4 to this Form 8-K/A.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Businesses Acquired
The required financial statements of VERITAS as of and for the years ended December 31, 2004, 2003 and 2002 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.
VERITAS’ management report on internal control over financial reporting as of December 31, 2004 is incorporated by reference into this report from paragraph (b) of Item 9A on page 56 of VERITAS’ Form 10-K for the year ended December 31, 2004. A copy of the management report is attached hereto as Exhibit 99.2. The management report is included in this Form 8-K/A because it is referenced in the audit report of KPMG LLP with respect to its integrated audit of the financial statements of VERITAS for the years ended December 31, 2004, 2003 and 2002 and the effectiveness of VERITAS’ internal control over financial reporting as of December 31, 2004. The management report represents the assessment of VERITAS’ management of the effectiveness of VERITAS’ internal control over financial reporting as of December 31, 2004 and has not been updated by Symantec to reflect current facts and circumstances existing as of the date of this filing. The management report should be reviewed in conjunction with Item 9A of VERITAS’ Form 10-K for the year ended December 31, 2004 and Item 4 of VERITAS’ Form 10-Q for the quarter ended March 31, 2005.
The required financial statements of VERITAS as of and for the three months ended March 31, 2005 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.
(b)	Pro Forma Financial Information
The required pro forma financial information as of and for the three months ended June 30, 2005 and for the twelve months ended March 31, 2005 is attached hereto as Exhibit 99.4 and is incorporated in its entirety herein by reference.
(c)	Exhibits

Exhibit		Incorporated by Reference				Filed
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Herewith
23.1	Consent of Independent Registered Public Accounting Firm, with respect to VERITAS Software Corporation					X

99.1	Financial statements of VERITAS Software Corporation as of and for the years ended December 31, 2004, 2003 and 2002					X

99.2	VERITAS Software Corporation Management’s Report on Internal Control over Financial Reporting as of December 31, 2004	VERITAS 10-K			4/6/05	X

99.3	Financial statements of VERITAS Software Corporation as of and for the three months ended March 31, 2005					X

99.4	Pro forma financial information as of and for the three months ended June 30, 2005 and for the twelve months ended March 31, 2005					X

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMANTEC CORPORATION

/s/ Arthur F. Courville

Date: September 16, 2005	Arthur F. Courville
Senior Vice President, Co-General Counsel and Secretary

EXHIBIT INDEX

Exhibit		Incorporated by Reference				Filed
Number	Exhibit Description	Form	File No.	Exhibit	Filing Date	Herewith
23.1	Consent of Independent Registered Public Accounting Firm, with respect to VERITAS Software Corporation					X

99.1	Financial statements of VERITAS Software Corporation as of and for the years ended December 31, 2004, 2003 and 2002					X

99.2	VERITAS Software Corporation Management’s Report on Internal Control over Financial Reporting as of December 31, 2004	VERITAS 10-K			4/6/05	X

99.3	Financial statements of VERITAS Software Corporation as of and for the three months ended March 31, 2005					X

99.4	Pro forma financial information as of and for the three months ended June 30, 2005 and for the twelve months ended March 31, 2005					X